UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-10071

Oppenheimer Discovery Mid Cap Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—18.9%
Distributors—1.5%
Pool Corp.	131,210	$19,669,691
Diversified Consumer Services—1.6%
Bright Horizons Family Solutions, Inc.[1]	182,400	21,120,096
Entertainment—0.6%
Live Nation Entertainment, Inc.[1]	159,590	8,539,661
Hotels, Restaurants & Leisure—3.9%
Chipotle Mexican Grill, Inc., Cl. A1	20,870	11,052,961
Domino’s Pizza, Inc.	86,350	24,500,085
Planet Fitness, Inc., Cl. A1	279,390	16,182,269

		51,735,315
Interactive Media & Services—1.5%
IAC/ InterActiveCorp[1]	96,125	20,309,290
Internet & Catalog Retail—0.4%
GrubHub, Inc.[1]	66,950	5,382,780
Multiline Retail—1.0%
Ollie’s Bargain Outlet Holdings, Inc.[1]	180,310	14,094,833
Specialty Retail—6.1%
Advance Auto Parts, Inc.	40,080	6,380,736
Burlington Stores, Inc.[1]	137,590	23,625,579
O’Reilly Automotive, Inc.[1]	74,880	25,808,141
Tractor Supply Co.	149,660	12,780,964
Ulta Beauty, Inc.[1]	42,210	12,321,943

		80,917,363
Textiles, Apparel & Luxury Goods—2.3%
Canada Goose Holdings, Inc.[1]	149,840	7,710,766
lululemon athletica, Inc.[1]	156,120	23,076,097

		30,786,863
Consumer Staples—4.9%
Beverages—0.8%
Keurig Dr Pepper, Inc.	382,060	10,399,673

	Shares	Value
Food Products—3.0%
Lamb Weston Holdings, Inc.	363,480	$26,279,604
McCormick & Co., Inc.	115,290	14,254,456

		40,534,060
Household Products—1.1%
Church & Dwight Co., Inc.	216,250	13,971,912
Energy—1.2%
Oil, Gas & Consumable Fuels—1.2%
Continental Resources, Inc.[1]	173,081	7,991,150
Diamondback Energy, Inc.	82,186	8,475,020

		16,466,170
Financials—8.6%
Capital Markets—2.7%
KKR & Co., Inc., Cl. A	399,970	8,979,326
MarketAxess Holdings, Inc.	31,760	6,821,095
MSCI, Inc., Cl. A	121,010	20,604,373

		36,404,794
Commercial Banks—0.4%
SVB Financial Group[1]	23,510	5,486,764
Insurance—3.5%
Arthur J. Gallagher & Co.	250,270	18,697,672
Progressive Corp. (The)	402,580	27,089,608

		45,787,280
Real Estate Investment Trusts (REITs)—1.2%
Alexandria Real Estate Equities, Inc.	56,100	7,388,931
SBA Communications Corp., Cl. A1	48,870	8,920,241

		16,309,172
Real Estate Management & Development—0.8%
CBRE Group, Inc., Cl. A1	229,200	10,485,900
Health Care—17.9%
Biotechnology—0.9%
Neurocrine Biosciences, Inc.[1]	65,980	5,820,756

1       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Sarepta Therapeutics, Inc.[1]	48,100	$6,720,051

		12,540,807
Health Care Equipment & Supplies—8.0%
ABIOMED, Inc.[1]	28,640	10,054,645
Cooper Cos., Inc. (The)	65,760	18,331,257
DexCom, Inc.[1]	89,240	12,585,517
Edwards Lifesciences Corp.[1]	80,880	13,783,570
ICU Medical, Inc.[1]	40,920	10,180,896
IDEXX Laboratories, Inc.[1]	50,070	10,653,895
Insulet Corp.[1]	167,010	13,559,542
STERIS plc	80,950	9,233,157
West Pharmaceutical Services, Inc.	71,410	7,731,561

		106,114,040
Health Care Providers & Services—3.5%
Encompass Health Corp.	118,080	7,892,467
Henry Schein, Inc.[1]	120,670	9,376,059
WellCare Health Plans, Inc.[1]	105,790	29,248,819

		46,517,345
Health Care Technology—0.4%
Veeva Systems, Inc., Cl. A1	45,500	4,962,230
Life Sciences Tools & Services—5.1%
Agilent Technologies, Inc.	274,100	20,845,305
Bio-Rad Laboratories, Inc., Cl. A1	42,583	10,640,214
ICON plc[1]	156,790	21,931,785
IQVIA Holdings, Inc.[1]	113,490	14,641,345

		68,058,649
Industrials—16.9%
Aerospace & Defense—1.5%
HEICO Corp.	165,530	13,987,285
TransDigm Group, Inc.[1]	16,920	6,615,720

		20,603,005

	Shares	Value
Airlines—0.8%
United Continental Holdings, Inc.[1]	117,270	$10,234,153
Building Products—0.8%
Lennox International, Inc.	44,010	10,090,613
Commercial Services & Supplies—4.6%
Cintas Corp.	97,750	18,329,103
Republic Services, Inc., Cl. A	132,980	10,200,896
Waste Connections, Inc.	394,715	32,982,385

		61,512,384
Industrial Conglomerates—2.2%
Roper Technologies, Inc.	105,370	29,847,106
Machinery—2.1%
IDEX Corp.	200,170	27,595,436
Professional Services—4.9%
CoStar Group, Inc.[1]	80,220	31,345,163
IHS Markit Ltd.[1]	441,320	22,913,334
TransUnion	179,180	10,897,728

		65,156,225
Information Technology—27.8%
Communications Equipment—1.0%
Motorola Solutions, Inc.	111,760	13,065,862
Electronic Equipment, Instruments, &
Components—3.0%
CDW Corp.	317,030	26,399,088
Keysight Technologies, Inc.[1]	182,740	13,526,415

		39,925,503
IT Services—9.5%
Booz Allen Hamilton Holding Corp., Cl. A	231,973	11,396,833
Broadridge Financial Solutions, Inc.	168,560	16,995,905
Euronet Worldwide, Inc.[1]	78,960	9,081,190
Fiserv, Inc.[1]	111,450	9,242,548
Global Payments, Inc.	205,170	23,036,488
Total System Services, Inc.	363,570	32,579,508
Twilio, Inc., Cl. A1	107,460	11,962,447

2       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

	Shares	Value
IT Services (Continued)
WEX, Inc.[1]	79,540	$12,832,188

		127,127,107
Semiconductors & Semiconductor Equipment—3.8%
Advanced Micro Devices, Inc.[1]	136,610	3,334,650
Lam Research Corp.	38,730	6,567,833
Monolithic Power Systems, Inc.	159,760	20,219,226
Xilinx, Inc.	180,870	20,246,588

		50,368,297
Software—10.5%
Atlassian Corp. plc, Cl. A1	159,020	15,647,568
Fair Isaac Corp.[1]	66,480	14,971,296
RealPage, Inc.[1]	133,002	7,417,522
RingCentral, Inc., Cl. A1	238,910	22,084,840
ServiceNow, Inc.[1]	115,295	25,367,206
Splunk, Inc.[1]	81,690	10,198,180
Synopsys, Inc.[1]	249,100	23,253,485
Tableau Software, Inc., Cl. A1	26,060	3,331,510
Ultimate Software Group, Inc. (The)[1]	28,231	7,709,039
Zendesk, Inc.[1]	149,240	10,078,177

		140,058,823

	Shares	Value
Materials—2.6%
Chemicals—1.1%
Ashland Global Holdings, Inc.	88,530	$6,719,427
Ingevity Corp.[1]	89,960	8,462,537

		15,181,964
Containers & Packaging—1.5%
Avery Dennison Corp.	71,880	7,507,866
Ball Corp.	242,040	12,653,851

		20,161,717

Total Common Stocks (Cost $1,166,030,603)		1,317,522,883
Investment Company—2.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[2,3] (Cost $33,441,679)	33,441,679	33,441,679
Total Investments, at Value (Cost $1,199,472,282)	101.3%	1,350,964,562
Net Other Assets (Liabilities)	(1.3)	(17,289,304)

Net Assets	100.0%	$1,333,675,258

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	41,663,017	250,365,252	258,586,590	33,441,679

3       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$33,441,679	$270,116	$—	$—

4       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee

5       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$252,555,892	$—	$—	$252,555,892
Consumer Staples	64,905,645	—	—	64,905,645
Energy	16,466,170	—	—	16,466,170

6       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Financials	$114,473,910	$—	$—	$114,473,910
Health Care	238,193,071	—	—	238,193,071
Industrials	225,038,922	—	—	225,038,922
Information Technology	370,545,592	—	—	370,545,592
Materials	35,343,681	—	—	35,343,681
Investment Company	33,441,679	—	—	33,441,679

Total Assets	$1,350,964,562	$—	$—	$1,350,964,562

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

7       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

8       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

5. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

9       OPPENHEIMER DISCOVERY MID CAP GROWTH FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Mid Cap Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019